                                                                Exhibit 10.14.20

                 FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

            THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of June 30, 1999 (this "Amendment"), by and among XL Insurance Ltd (formerly known as X.L. Insurance Company, Ltd.) and XL Mid Ocean Reinsurance Ltd (formerly known as X.L. Mid Ocean Reinsurance Company, Ltd., and successor to X.L. Global Reinsurance Company, Ltd.) (the "Original Borrowers"), XL Insurance Ltd and EXEL Acquisition Ltd. (the "Original Guarantors"), XL Capital Ltd, a corporation organized under the laws of the Cayman Islands, British West Indies ("XL Capital"), MELLON BANK, N.A., as Agent (the "Agent"), and the banks listed on the signature pages hereto (collectively, the "Banks").

                              W I T N E S S E T H:

            WHEREAS, the Original Borrowers, the Original Guarantors, the Banks, and the Agent are parties to a Revolving Credit Agreement, dated as of June 6, 1997, (as amended by the First Amendment thereto, dated as of November 5, 1997, and the Second Amendment thereto, dated as of August 3, 1998, and the Third Amendment thereto, dated as of December 4, 1998, the "Credit Agreement"), pursuant to which the Banks have agreed, on the terms and subject to the conditions described therein, to make Loans to the Original Borrowers; and

            WHEREAS, XL Capital is the parent company of the Original Borrowers and the Original Guarantors and XL Capital desires to become a Borrower and a Guarantor under the Credit Agreement;

            WHEREAS, XL Mid Ocean Reinsurance Ltd ("XL Mid Ocean") desires to become a Guarantor under the Credit Agreement;

            WHEREAS, the Original Borrowers and XL Capital have requested the Banks to make certain additional changes to the Credit Agreement;

            WHEREAS, the Banks are willing to amend the Credit Agreement as set forth below; and

            WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement;

            NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

            SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

            (a) The Credit Agreement is hereby amended (i) by replacing the term "X.L. Insurance" each place it appears in the Agreement with the term "XL Insurance", (ii) by replacing the term "X.L. Reinsurance" each place it appears in the Credit Agreement with the term "XL Mid Ocean", (iii) by replacing the term "EXEL Limited" each place it appears in the Agreement with the term "XL Capital" and (iv) by replacing the term "EXEL Limited's" each time it appears in the Agreement with the term "XL Capital's".

            (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the respective definitions of the terms "Guarantors", "EXEL Limited", "X.L. Insurance", and "X.L. Reinsurance" appearing therein and by adding thereto, in appropriate alphabetical sequence, the following definitions:

                        "Borrowers" shall mean XL Insurance, XL Mid Ocean and XL
                  Capital and "Borrower" shall mean any one of them.

                        "Designated Lender" means, with respect to any
                  Designating Lender, an Eligible Designee designated by it pursuant to Section 9.13(f) as a Designated Lender for purposes of this Agreement.

                        "Designating Lender" means, with respect to each
                  Designated Lender, the Bank that designated such Designated Lender pursuant to Section 9.13(f).

                        "Eligible Designee" means a special purpose corporation
                  that (i) is organized under the laws of the United States or any state thereof, (ii) is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and (iii) issues (or the parent of which issues) commercial paper rated at least A-1 or the equivalent thereof by Standard & Poor's Ratings Group or the equivalent thereof by another generally recognized rating service.

                        "Guarantors" shall mean XL Insurance, XL Mid Ocean, XL
                  Capital and EXEL Acquisition Ltd. and "Guarantor" shall mean any one of them.

                        "XL Capital" shall mean XL Capital Ltd, a corporation
                  formed under the laws of the Cayman Islands, British West Indies, which was formerly known as EXEL Limited and which is a Borrower and a Guarantor under this Agreement.

                        "XL Insurance" shall mean XL Insurance Ltd, a Bermuda
                  limited liability corporation and a Borrower and a Guarantor under this Agreement.

                        "XL Mid Ocean" shall mean XL Mid Ocean Reinsurance Ltd,
                  a Bermuda limited liability corporation and a Borrower and a Guarantor under this Agreement.

            (c) Section 1.02 of the Credit Agreement, titled Construction, is hereby amended by adding at the end thereof the following:

                  As used herein, the phrase "neither Borrower" shall be deemed to mean "no Borrower", the phrase "either Borrower" shall be deemed to mean "any Borrower", the phrase "neither Guarantor" shall be deemed to mean "no Guarantor" and the phrase "either Guarantor" shall be deemed to mean "any Guarantor".

            (d) New Exhibit A-3 (form of XL Capital promissory note) to the Credit Agreement is hereby added in the form attached to this Fourth Amendment and Section 2.01(c) of the Credit Agreement is hereby amended to read as follows:

                        (c) Revolving Credit Notes. The obligation of each
                  Borrower to repay the amount of the Loans made to it by each Bank and to pay interest thereon shall be evidenced in part by promissory notes of the Borrowers, one to each Bank, dated the Closing Date (in the case of XL Insurance and XL Mid Ocean) or dated the date of effectiveness of the Fourth Amendment to this Agreement (in the case of XL Capital) (the "Notes") in substantially the form attached hereto as Exhibit A-1 (in the case of XL Insurance), Exhibit A-2 (in the case of XL Mid Ocean) and Exhibit A-3 (in the case of XL Capital), with the blanks appropriately filled, payable to the order of such Bank in a face amount equal to such Bank's Committed Amount as of the date of such Fourth Amendment.

            (e) The Credit Agreement is hereby amended by adding, immediately following Section 3.14, a new Section 3.15 to read as follows:

                        3.15. Year 2000 Compliance. XL Capital has (i) initiated
                  a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by material suppliers, vendors and customers) that could be adversely affected by the risk that computer applications used by XL Capital or any of its Subsidiaries (or material suppliers, vendors and customers other than risks affecting customers that may give rise to claims under insurance policies issued by XL Capital or any Subsidiary of XL Capital) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999 (the "Year 2000 Problem") and
                  (ii) developed a plan and timetable for addressing the Year 2000 Problem on a timely basis. Based on the foregoing, XL Capital believes that all computer applications of XL Capital and its Subsidiaries that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 ("Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

            (f) Sections 5.01(a) and 5.01(b) of the Credit Agreement are hereby amended to read as follows:

                        (a) Annual Reports. As soon as practicable and in any
                  event within 100 days after the close of each fiscal year of such Borrower, audited consolidated statements of income, retained earnings and cash flows of such Borrower and its consolidated Subsidiaries, for such fiscal year and a consolidated audited balance sheet of such Borrower and its consolidated Subsidiaries, as of the close of such fiscal year, and notes to each, all in accordance with GAAP or, in the case of XL Insurance and XL Mid Ocean, SAP, setting forth in comparative form the corresponding figures for the preceding fiscal year, with such consolidated statements and balance sheets to be certified by independent public accountants of recognized national standing in the United States selected by such Borrower and not unacceptable to the Required Banks, and the certificate or report of such accountants to be free of exceptions or qualifications not reasonably acceptable to the Required Banks (it being understood that delivery of XL Capital's Report on Form 10-K filed with the Securities and Exchange Commission shall satisfy the requirement of this Section 5.01(a) to deliver the annual financial statements of XL Capital so long as the financial information required to be in such report is substantially the same as the financial information required by this Section 5.01(a)).

                        (b) Quarterly Statements. Within sixty days after the
                  end of the first, second and third quarterly accounting periods in each fiscal year of such Borrowers, copies of the unaudited consolidated balance sheets of such Borrower and its consolidated Subsidiaries as of the end of such accounting period and of the consolidated income statements of such Borrower and its consolidated Subsidiaries for the elapsed portion of the fiscal year ended with the last day of such accounting period, all in accordance with GAAP or, in the case of XL Insurance and XL Mid Ocean, SAP, subject to year-end audit adjustments and certified by the principal financial officer of such Borrower to have been prepared in accordance with generally accepted accounting principles consistently applied by such Borrower except as explained in such certificate (it being understood that delivery of XL Capital's Report on Form 10-Q filed with the Securities and Exchange Commission shall satisfy the requirement of this Section 5.01(b) to deliver the quarterly financial statements of XL Capital so long as the financial information required to be in such report is substantially the same as the financial information required by this Section 5.01(b)).

            (g) Section 5.01 of the Credit Agreement is hereby further amended by adding at the end thereof a new paragraph (i) to read as follows:

                        (i) Year 2000 Compliance. Promptly after any Borrower's
                  discovery or determination thereof, notice (in reasonable detail) that any computer application that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant (as defined in Section 3.15), except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

            (h) Section 6.03 of the Credit Agreement is hereby amended (i) by deleting the period and inserting the phrase "; or" at the end of paragraph (e) thereof, deleting the phrase "; or" and inserting a period at the end of paragraph (f) thereof and deleting paragraph (g) thereof and (ii) by deleting, in Section 6.03(e), the phrase "Section 6.08(b) or Section 6.08(c) hereof" and inserting in lieu thereof the phrase "Section 6.08(b), Section 6.08(c) or
Section 6.08(g) hereof".

            (i) Section 6.05 of the Credit Agreement if hereby amended by deleting the phrase "net premiums earned from insurance operations" appearing therein and inserting in lieu thereof the phrase "net premiums earned from insurance or reinsurance operations".

            (j) Sections 6.06, 6.07, 6.08 and 6.09 of the Credit Agreement are hereby amended to read as follows:

                        6.06. Ratio of Total Funded Debt to Consolidated
                  Tangible Net Worth. XL Capital will not permit its ratio of
                  (i) the sum of (x) Total Funded Debt plus (y) the aggregate undrawn face amount of all letters of credit (as to which reimbursement obligations are unsecured) issued for the account of, or guaranteed by, XL Capital or any of its consolidated Subsidiaries to (ii) Consolidated Tangible Net Worth to be greater than 0.35 at any time.

                        6.07. Consolidated Tangible Net Worth. XL Capital will
                  not permit its Consolidated Tangible Net Worth to be less than $2,566,000,000.00 at any time.

                        6.08. Indebtedness. No Borrower shall, nor shall any
                  Borrower permit any Subsidiary to, at any time create, incur, assume or suffer to exist any Indebtedness, or agree, become or remain liable (contingent or otherwise) to do any of the foregoing, except:

                        (a) Indebtedness to the Banks pursuant to this Agreement
                  and the other Loan Documents;

                        (b) Other Secured Indebtedness (including secured
                  reimbursement obligations with respect to letters of credit) of any Borrower or any Subsidiary in an aggregate principal amount (for all Borrowers and Subsidiaries) not exceeding $400,000,000 at any time outstanding;

                        (c) Secured reimbursement obligations of any Borrower or
                  any Subsidiary with respect to letters of credit not exceeding $800,000,000 in the aggregate for all Borrowers and Subsidiaries;

                        (d) Unsecured Indebtedness, so long as upon the
                  incurrence thereof no Event of Default or Potential Default would occur or exist;

                        (e) Accounts or claims payable and accrued and deferred
                  compensation (including options) incurred in the ordinary course of business by any Borrower or any Subsidiary;

                        (f) Indebtedness incurred in transactions described in
                  Section 6.03(f); and

                        (g) Indebtedness described in Schedule 6.08(g) hereto.

                        6.09. Claims Paying Ratings. Each of XL Insurance and XL
                  Mid Ocean shall maintain at all times a claims-paying rating of at least "A" from Standard & Poor's Ratings Group and from A.M. Best Company.

            (k) Section 9.13 of the Credit Agreement is hereby amended by adding thereto, as a new paragraph (f) thereof, the following:

                        (f) Designated Lenders. Notwithstanding anything to the
                  contrary contained herein, any Bank (a "Designating Lender") may grant to an Eligible Designee identified as such (and as a Designated Lender) in writing from time to time by such Designating Lender to the Administrative Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Granting Bank would otherwise be obligated to make to any Borrower pursuant to this Agreement; provided that nothing herein shall constitute a commitment by such Designated Lender to make any Loan and (ii) if a Designated Lender elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Designating Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by a Designated Lender hereunder shall utilize the Committed Amount of the Designating Lender to the same extent, and as if, such Loan were made by such Designating Lender. Each party hereto hereby agrees that no Designated Lender shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Designating Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any Designated Lender, it will not institute against, or join any other person in instituting against, such Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. As to any Loans or portion thereof made by it, each Designated Lender shall have all the rights that a Bank making such Loans or portion thereof would have had under this Agreement and otherwise; provided that (i) its voting rights under this Agreement shall be exercised solely by its Designating Lender, (ii) its Designating Lender shall be deemed to hold its relevant Note as agent for its Designated Lender to the extent of the Loans or portion thereof funded by such Designated Lender and (iii) the designation of a Designated Lender and the funding of Loans by a Designated Lender shall in no event (x) subject any of the Borrowers to any delay in the making of a Loan, (y) cause or give rise to any obligation of any of the Borrowers to indemnify or hold harmless such Designated Lender or any other person (including without limitation pursuant to Sections 2.11 and 9.04 of this Agreement) except to the extent such obligation would have arisen in favor of the Designating Lender or another person if the Designating Lender (rather than such Designated Lender) had made all of such Designated Lender's Loans and such Designated Lender had not been designated as such hereunder, or (z) render the performance of any provision of the Agreement illegal, void or unenforceable under any provision of law. Each Designating Lender shall act as administrative agent for its Designated Lender and give and receive notices and other communications on behalf of its Designated Lender. Any payments for the account of any Designated Lender shall be paid to its Designating Lender as administrative agent for such Designated Lender and neither the Borrowers nor either Agent shall be responsible for any Designating Lender's application of such payments. In addition, any Designated Lender may (i) with notice to, but without the prior written consent of, XL Capital and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Designating Lender or to any financial institutions (consented to by XL Capital and the Administrative Agent) providing liquidity and/or credit support to or for the account of such Designated Lender to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans or portions thereof to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such Designated Lender. This section may not be amended without the written consent of each Designating Lender which has designated a Designated Lender.

            (l) In Section 1.01 of the Credit Agreement, the introductory paragraph of the definition of the term "Indebtedness" is hereby amended to read as follows:

                  "Indebtedness" of a Person shall mean (it being understood, for the avoidance of doubt, that insurance payment liabilities, as such, and liabilities arising in the ordinary course of such Person's business as an insurance or reinsurance company or corporate member of Lloyds or as a provider of financial services or contracts (in each case other than in connection with the provision of financing to such Person or any of such Person's Affiliates) shall not be deemed to constitute Indebtedness):

            (m)  Section 7.01(e) is hereby amended to read as follows:

                        (e) Any Borrower or any Subsidiary of any Borrower shall
                  default (i) in any payment of principal of or interest on any other obligation for borrowed money in principal amount of $10,000,000 or more or any obligation for borrowed money under the Short Term Revolving Credit Agreement, dated as of June 30, 1999, as amended, to which each of the Borrowers is a party, in each case beyond any period of grace provided with respect thereto, or (ii) in the performance of any other agreement, term or condition contained in any such agreement under which any such obligation in principal amount of $10,000,000.00 or more is created or contained in such Short Term Revolving Credit Agreement, if the effect of such default is to cause or permit the holder or holders of such obligation (or trustee on behalf of such holder or holders) to cause such obligation to become due prior to its stated maturity or to terminate its commitment under such agreement or to cause or permit the holder or holders of any obligation under such Short Term Revolving Credit Agreement to cause such obligation to become due prior to its stated maturity or to terminate its commitment under such Short Term Revolving Credit Agreement;

            (n) Section 2.01(a) of the Credit Agreement is hereby amended by adding thereto, as a new last sentence thereof, the following:

                  Notwithstanding anything to the contrary in this Agreement, XL Capital shall not request any Loan to be made to it, and no Loan shall be made to XL Capital, until all of the Banks have executed and delivered the Fourth Amendment to this Agreement or have otherwise consented in writing to XL Capital becoming a Borrower hereunder.

            SECTION 2. Addition of XL Capital as Borrower and Guarantor and of XL Mid Ocean as Guarantor. Each of XL Mid Ocean and XL Capital hereby agrees to become and be a Guarantor under, and as defined in, the Credit Agreement (as amended hereby) and agrees to be bound by the terms of the Credit Agreement (as so amended) as a Guarantor. XL Capital hereby agrees to become and be a Borrower under, and as defined in, the Credit Agreement (as amended hereby) and agrees to be bound by the terms of the Credit Agreement (as so amended) as a Borrower.

            SECTION 3. Conditions to Effectiveness. This Fourth Amendment shall become effective upon the execution hereof by the Original Borrowers, the Original Guarantors, XL Capital Ltd, the Required Banks and the Agent and upon the fulfillment on or prior to a date (prior to July 31, 1999) designated in writing to the Agent by XL Capital (the "Amendment Date") of the following additional conditions (it being understood that no Loans under the Credit Agreement as amended hereby shall be made to XL Capital until all the Banks have executed this Amendment or have otherwise consented in writing to XL Capital becoming a Borrower under the Credit Agreement as amended hereby):

            (a) Proceedings and Incumbency. There shall have been delivered to the Agent with sufficient copies for each Bank a certificate with respect to each Borrower (which term shall include for all purposes of this Section XL Capital Ltd) in form and substance satisfactory to the Agent dated the Amendment Date and signed on behalf of each Borrower or EXEL Acquisition, as the case may be, by the Secretary or an Assistant Secretary of such Borrower, certifying as to: (a) true copies of all corporate action taken by such Borrower relative to this Amendment, and the other Loan Documents applicable to it, and (b) the names, true signatures and incumbency of the officer or officers of such Borrower authorized to execute and deliver this Agreement and the other Loan Documents applicable to it. Each Bank may conclusively rely on such certificates unless and until a later certificate revising the prior certificate has been furnished to such Bank.

            (b) Organizational Documents. There shall have been delivered to the Agent with sufficient copies for each Bank (i) certified copies of the articles of incorporation and by-laws for XL Capital and (ii) a certificate of good standing for XL Capital certified by the appropriate Official Body of the Cayman Islands, British West Indies.

            (c) Opinions of Counsel. There shall have been delivered to the Agent with sufficient copies for each Bank written opinions addressed to the Banks, dated the Amendment Date, of Cahill Gordon & Reindel, Conyers, Dill & Pearman, Paul S. Giordano, Esq., and Hunter & Hunter, respectively, the Borrowers' and Guarantors' counsel, in form satisfactory to the Agent, which together are substantially to the effects, but with reference to this Amendment and the Credit Agreement as amended hereby, set forth in the opinions delivered by counsel to the Borrowers and the Guarantors on the Closing Date.

            (d) Details, Proceedings, Notes and other Documents. All legal details and proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory to the Required Banks, and each Bank shall have received all such counterpart originals or certified or other copies of the Loan Documents (including a Note issued by XL Capital for each Bank meeting the requirements of Section 2.03 of the Credit Agreement as hereby amended) and such other documents and proceedings in connection with such transactions, in form and substance satisfactory to it, as any Bank have reasonably requested.

            (e) Fees and Expenses. The Borrowers shall have paid all fees and other compensation to be paid by them hereunder on or prior to the Amendment Date.

            (f) Representation and Warranties. The representations and warranties contained in Article III of the Credit Agreement shall be true on and as of the Amendment Date with the same effect as though made on and as of the Amendment Date, after giving effect to this Fourth Amendment (it being understood that references in such Article III to the Credit Agreement shall be deemed for this purpose to be references to this Fourth Amendment and to the Credit Agreement as amended hereby) and the Agent shall have received a certificate of each Borrower and each Guarantor to such effect.

            SECTION 4. Effect of Amendment. The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

            SECTION 5. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

            SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                    XL INSURANCE LTD
                                       as Borrower and as Guarantor


                                    By: /s/ Brian M. O'Hara
                                        -----------------------------------
                                    Title: Chairman
                                           --------------------------------


                                    XL MID OCEAN REINSURANCE LTD,
                                      as Borrower and as Guarantor


                                    By: /s/ Brian M. O'Hara
                                        -----------------------------------
                                    Title: Chairman
                                           --------------------------------


                                    EXEL ACQUISITION LTD.,
                                      as a Guarantor


                                    By: /s/ Brian M. O'Hara
                                        -----------------------------------
                                    Title: Chairman
                                           --------------------------------


                                    XL CAPITAL LTD,
                                       as Borrower and as Guarantor



                                    By: /s/ Brian M. O'Hara
                                        -----------------------------------
                                    Title: President & Chief Executive
                                           Officer
                                           --------------------------------

                                    MELLON BANK, N.A., as a Bank
                                      and as Agent


                                    By: /s/ Karla K. Maloof
                                        -----------------------------------
                                    Title: Vice President
                                           --------------------------------


                                    BANK OF TOKYO - MITSUBISHI LTD.,
                                      as a Bank


                                    By: ___________________________________
                                    Title: ________________________________


                                    DEUTSCHE BANK AG, NEW YORK OR CAYMAN
                                      ISLANDS BRANCHES,
                                      as a Bank


                                    By: /s/ Clinton M. Johnson
                                        -----------------------------------
                                    Title: Director
                                           --------------------------------


                                    By: /s/ John S. McGill
                                        -----------------------------------
                                    Title: Director
                                           --------------------------------


                                    THE BANK OF NOVA SCOTIA,
                                      as a Bank


                                    By: /s/ J.R. Trimble
                                        --------------------------------
                                    Title: Senior Relationship Manager
                                           -----------------------------

                                    THE CHASE MANHATTAN BANK,
                                      as a Bank


                                    By: /s/ Donald Rands
                                        -----------------------------------
                                    Title: Vice President
                                           --------------------------------


                                    THE BANK OF BERMUDA LIMITED,
                                      as a Bank


                                    By: /s/ Michael W. Collins
                                        -----------------------------------
                                    Title: Senior Vice President
                                           --------------------------------


                                    ROYAL BANK OF CANADA,
                                      as a Bank


                                    By: /s/ V. Abdelmessih
                                        ----------------------------------
                                    Title: Senior Account Manager
                                           --------------------------------


                                    BANQUE NATIONALE DE PARIS,
                                      as a Bank


                                    By: /s/ Phil Truesdale
                                        ----------------------------------
                                    Title: Vice President
                                           -------------------------------


                                    By:/s/ Veronique Marcus
                                       ---------------------------------
                                    Title: Vice President
                                          ------------------------------

                                    BANK OF AMERICA NT&SA,
                                      as a Bank


                                    By: /s/ Nita Savage
                                        -----------------------------------
                                    Title: Vice President
                                           --------------------------------


                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                      as a Bank


                                    By: /s/ Sebastian Rocco
                                        -----------------------------------
                                    Title: Senior Vice President
                                           --------------------------------

                                    By: ___________________________________
                                    Title: ________________________________


                                    BANK AUSTRIA AKTIENGESELLSCHAFT,
                                      as a Bank


                                    By: ___________________________________
                                    Title: ________________________________


                                    By: ___________________________________
                                    Title: ________________________________